UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9553 Commission File Number	04-2949533 (IRS Employer Identification Number)
1515 Broadway, New York, NY 10036 (Address of principal executive offices) (Zip Code)
(212) 258-6000 (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (and information furnished under Item 12)

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

        On April 22, 2003, the Registrant issued a press release announcing earnings for the first quarter ended March 31, 2003. A copy of such press release is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC. (Registrant)
By:	/s/ MICHAEL D. FRICKLAS Michael D. Fricklas Executive Vice President, General Counsel and Secretary

Date: April 21, 2003

Exhibit Index

99	Press release issued by the Registrant on April 22, 2003 announcing earnings for the first quarter ended March 31, 2003.